UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): 01/26/2004
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5   Press release dated 26 January 2004 - Holding(s) in Company

The company received the following notification on Friday, 23rd January 2004:


          Legal & General
          Investment Management
          Bucklersbury House
          3 Queen Victoria Street
          London 3C4N 8NH

23 January, 2004



Marconi Corporation
34 Grosvenor Square
London W1K 2HD
Attn: Company Secretary

Disclosure of Interest in Shares Under Section 198


Consequent upon a transfer out of management of 126,400 shares on the 21 January 2004, Legal & General Group Plc companies are now the beneficial owners of the following number of shares which are not subject to a concert party and will be registered as follows:


Material Interest


HSBC Global Custody Nominee (UK) Ltd A/C 914945                    73,000

HSBC Global Custody Nominee (UK) Ltd A/C 775245                   847,253

HSBC Global Custody Nominee (UK) Ltd A/C 357206                 4,450,525

HSBC Global Custody Nominee (UK) Ltd A/C 866203                   281,000

HSBC Global Custody Nominee (UK) Ltd A/C 360509                   249,779


                                                                5,901,557  2.94%

Please note that this percentage is based on our understanding that your issued share capital is 200,400,000 which is the figure quoted by Exshare.


Please address any queries you may have to Julia Stone on 020 7528 6742.


Yours faithfully,

Julia Stone                                           Lee Toms
Authorised Signatory                                  Authorised Signatory

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: January 26, 2004